                                    [Graphic]


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

NATIONS FUNDS
        Nations Separate Account Trust
        Prospectus

        Stock Portfolio

        Nations Marsico Focused Equities Portfolio

        International Stock Portfolio

        Nations International Value Portfolio

        Corporate Bond Portfolio

        Nations High Yield Bond Portfolio

October 1, 2001

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

An Overview of the Portfolios

--------------------------------------------------------------------------------


[Graphic]
     Terms used in this prospectus

     In this prospectus, we, us and our refer to the Nations Funds Family (Nations Funds). Some other important terms we've used may be new to you. These are printed in italics where they first appear in a section and are described in Terms used in this prospectus.

     [Graphic]
      You'll find Terms used
      in this prospectus on page 26.

     Your investment in these Portfolios is not a bank deposit and is not insured or guaranteed by Bank of America, N. A. (Bank of America), the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Your investment may lose money.

     Affiliates of Bank of America are paid for the services they provide to the Portfolios.



This booklet, which is called a prospectus, tells you about three Nations Separate Account Trust Portfolios. The Portfolios are the underlying investment vehicles for certain variable annuity and/or variable life insurance separate accounts issued by leading life insurance companies. Please read it carefully, because it contains information that's designed to help you make informed investment decisions.

About the Portfolios
Each group of Portfolios has a different investment focus:

  .Stock Portfolios invest primarily in equity securities of U.S. companies

  .International Stock Portfolios invest primarily in equity securities of companies outside the United States

  .Corporate Bond Portfolios focus on the potential to earn income by investing primarily in fixed income securities. Nations High Yield Bond Portfolio focuses on the potential to earn income by investing primarily in high yield debt securities, which are often referred to as "junk bonds"

The Portfolios also have different risk/return characteristics because they invest in different kinds of securities.

Equity securities have the potential to provide you with higher returns than many other kinds of investments, but they also tend to have higher risk. Foreign securities also involve special risks not associated with investing in the U.S. stock market, which you need to be aware of before you invest.

High yield debt securities, like all fixed income securities, have the potential to increase in value because when interest rates fall, the value of these securities tends to rise. When interest rates rise, however, the value of these securities tends to fall. Other things can also affect the value of high yield debt securities, most importantly credit risk. High yield debt securities are generally more sensitive to credit risk than other types of fixed income securities.

In every case, there's a risk that you'll lose money or you may not earn as much as you expect.

Choosing the right Portfolios for you
Not every Portfolio is right for every investor. When you're choosing a Portfolio to invest in, you should consider things like your investment goals, how much risk you can accept and how long you're planning to hold your investment.

The Stock and International Stock Portfolios generally focus on long-term growth. They may be suitable for you if:

  .you have longer-term investment goals

  .they're part of a balanced portfolio

  .you want to try to protect your portfolio against a loss of buying power that inflation can cause over time

They may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with equity securities, including foreign securities

  .you have short-term investment goals

  .you're looking for a regular stream of income

Nations High Yield Bond Portfolio focuses on the potential to earn income. It may be suitable for you if:

  .you're looking for income

  .you have longer-term investment goals

It may not be suitable for you if:

  .you're not prepared to accept or are unable to bear the risks associated with fixed income securities, particularly high yield debt securities

  .you're seeking preservation of capital and stability of share price

You'll find a discussion of each Portfolio's principal investments, strategies and risks in the portfolio descriptions that start on page 5.

For more information
If you have any questions about the Portfolios, please call us at
1.800.321.7854 or contact your investment professional.

You'll find more information about the Portfolios in the Statement of Additional Information (SAI). The SAI includes more detailed information about each Portfolio's investments, policies, performance and management, among other things. Please turn to the back cover to find out how you can get a copy.

What's inside

--------------------------------------------------------------------------------


[Graphic]
     Banc of America Advisors, LLC

     Banc of America Advisors, LLC (BA Advisors) is the investment adviser to each of the Portfolios. BA Advisors is responsible for the overall management and supervision of the investment management of each Portfolio. BA Advisors and Nations Funds have engaged sub-advisers, which are responsible for the day-to-day investment decisions for each of the Portfolios.

     [Graphic]
      You'll find more about
      BA Advisors and the sub-advisers starting on page 14.


[Graphic]
      About the Portfolios

Nations Marsico Focused Equities Portfolio      5
Sub-adviser: Marsico Capital Management, LLC
---------------------------------------------------
Nations International Value Portfolio           8
Sub-adviser: Brandes Investment Partners, L.P.
---------------------------------------------------
Nations High Yield Bond Portfolio              10
Sub-adviser: MacKay Shields LLC
---------------------------------------------------
Other important information                    12
---------------------------------------------------
How the Portfolios are managed                 14

[Graphic]
      About your investment

             Information for investors
               Buying, selling and transferring shares           21
               How selling and servicing agents are paid         22
               Distributions and taxes                           23
             -------------------------------------------------------
             Financial highlights                                24
             -------------------------------------------------------
             Terms used in this prospectus                       26
             -------------------------------------------------------
             Where to find more information              back cover

[Graphic]
     About the sub-adviser

     Marsico Capital Management, LLC (Marsico Capital) is the Portfolio's sub-adviser. Thomas F. Marsico is the portfolio manager and makes the day-to-day investment decisions for the Portfolio.

     [Graphic]
      You'll find more about
      Marsico Capital and Mr. Marsico on page 15.

[Graphic]
     What is a focused portfolio?

     A focused portfolio invests in a small number of companies with earnings that are believed to have the potential to grow significantly. This Portfolio focuses on large, established and well-known U.S. companies.

     Because a focused portfolio holds fewer investments than other kinds of portfolios, it can have greater price swings than more diversified portfolios. It may earn relatively higher returns when one of its investments performs well, or relatively lower returns when an investment performs poorly.



Nations Marsico Focused Equities Portfolio

[Graphic]
     Investment objective
     The Portfolio seeks long-term growth of capital.

[Graphic]

     Principal investment strategies
     The Portfolio normally invests at least 65% of its assets in common stocks of large companies. The Portfolio, which is non-diversified, generally holds a core position of 20 to 30 common stocks. It may invest up to 25% of its assets in foreign securities.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

Marsico Capital uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macroeconomic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. In addition, Marsico Capital also examines such factors as the most attractive global investment opportunities, industry consolidation and the sustainability of economic trends. As a result of the "top-down" analysis, Marsico Capital identifies sectors, industries and companies which it believes should benefit from the overall trends that Marsico Capital has observed.

Marsico Capital then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company is suitable for investment, Marsico Capital focuses on a number of different attributes including the company's specific market expertise or dominance, its franchise durability and pricing power, solid fundamentals (strong balance sheet, improving returns on equity, ability to generate free cash flow), strong management and reasonable valuations in the context of projected growth rates.

As part of this fundamental, "bottom-up" research, Marsico Capital may visit with various levels of a company's management as well as with its customers, suppliers and competitors. Marsico Capital also prepares detailed earnings and cash flow models of companies. These models permit Marsico Capital to project earnings growth and other important characteristics under different scenarios. Each model is customized to follow a particular company and is intended to replicate and describe a company's past, present and future performance. The models are comprised of quantitative information and detailed narratives that reflect updated interpretations of corporate data.

Marsico Capital may sell a security when it believes there is a deterioration in the company's financial situation, the security is overvalued, when there is a negative development in the company's competitive, regulatory or economic environment, or for other reasons.

     [Graphic]

      You'll find more about
      other risks of investing in
      this Portfolio starting on
      page 12 and in the SAI.


[Graphic]

     Risks and other things to consider
     Nations Marsico Focused Equities Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the Portfolio's investments will not rise as high as Marsico Capital expects, or will fall.

      .Holding fewer investments - This Portfolio is considered to be non-diversified because it may hold fewer investments than other kinds of equity portfolios. This increases the risk that its value could go down significantly if even only one of its investments performs poorly. The value of the Portfolio will tend to have greater price swings than the value of more diversified equity portfolios. The Portfolio may become a diversified portfolio by limiting the investments in which more than 5% of its total assets are invested.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

      .Technology and technology-related risk - The Portfolio may invest in technology and technology-related companies, which can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new markets entrants.

      .Foreign investment risk - Because the Portfolio may invest up to 25% of its assets in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, also may apply to some foreign investments.

[Graphic]
     Many things affect a Portfolio's performance, including market conditions, the composition of the Portfolio's holdings and Portfolio expenses.

     For information about the performance of another domestic stock fund managed by Thomas Marsico, see How the Portfolios are managed.




[Graphic]
     The returns shown for the index do not reflect fees, brokerage commissions or other expenses of investing.



[Graphic]
     A look at the Portfolio's performance
     The following bar chart and table show you how the Portfolio has performed in the past, and can help you understand the risks of investing in the Portfolio. A Portfolio's past performance is no guarantee of how it will perform in the future.

     Year by year total return (%) as of December 31 each year
     The bar chart shows you how the performance of the Portfolio has varied from year to year. These returns do not reflect deductions of sales charges or account fees, if any, and would be lower if they did.

                                         [CHART]


     53.28%   -15.82%
     1999     2000

     Best and worst quarterly returns during this period

                        Best: 4th quarter 1999:  32.37%
                        Worst: 4th quarter 2000: -11.79%

     Average annual total return as of December 31, 2000
     The table shows the Portfolio's average annual total return for each period, compared with the S&P 500, an unmanaged index of 500 widely held common stocks, weighted by market capitalization. The index is not available for investment.

                                                              Since
                                                    1 year  inception*
         Nations Marsico Focused Equities Portfolio -15.82%   20.61%
         S&P 500                                    -9.10%    8.19%

     *The inception date of Nations Marsico Focused Equities Portfolio is March
      27, 1998. The return for the index shown is from that date.

[Graphic]
     About the sub-adviser

     Brandes Investment Partners, L.P. (Brandes) is the Portfolio's sub-adviser. Brandes' Large Cap Investment Committee makes the day-to-day investment decisions for the Portfolio.

     [Graphic]
      You'll find more about
      Brandes on page 17.

[Graphic]
     What is the Graham and Dodd
     approach to investing?

     Benjamin Graham is widely regarded as the founder of this classic value approach to investing and a pioneer in modern security analysis. In his 1934 book, Security Analysis, co-written by David Dodd, Graham introduced the idea that stocks should be chosen by identifying the "true" long-term -- or intrinsic -- value of a company based on measurable data. Benjamin Graham and David Dodd have never had any affiliation with the Fund.

     The management team follows this approach, looking at each stock as though it's a business that's for sale. By buying stocks at what it believes are favorable prices, the team looks for the potential for appreciation over the business cycle, and for a margin of safety against price declines.


Nations International Value Portfolio

[Graphic]
     Investment objective
     The Portfolio seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

[Graphic]

     Principal investment strategies
     The Portfolio normally invests at least 65% of its assets in foreign companies anywhere in the world that have a market capitalization of more than $1 billion at the time of investment. The Portfolio typically invests in at least three countries other than the United States at any one time.

The Portfolio primarily invests in common stocks, preferred stocks and convertible securities, either directly or indirectly through closed-end investment companies, and depositary receipts.

The Portfolio may also invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

The management team uses the "Graham and Dodd" value approach to selecting securities and managing the Portfolio. The team invests in a company when its current price appears to be below its true long-term -- or intrinsic -- value.

The team uses fundamental analysis to determine intrinsic value, and will look at a company's book value, cash flow, capital structure, and management record, as well as its industry and its position in the industry. This analysis includes a review of company reports, filings with the SEC, computer databases, industry publications, general and business publications, brokerage firm research reports and other information sources, as well as interviews with company management.

The team may sell a security when its price reaches the target set by the team, there is a deterioration in the company's financial situation, when the team believes other investments are more attractive, or for other reasons.

[Graphic]
     Limits on investments

     To help manage risk, the Portfolio has certain limits on its investments. These limits apply at the time an investment is made:

      . The Portfolio will normally invest no more than 5% of its assets in a single security.

      . It may not invest more than the higher of:

        . 20% of its assets in a single country or industry, or

        . 150% of the weighting of a single country or industry in the MSCI
          EAFE Index (limited to less than 25% of its assets in a single industry, other than U.S. government securities).

      . It generally may not invest more than 20% of its assets in emerging markets or developing countries.

     [Graphic]
      You'll find more about
      other risks of investing in this Portfolio starting on page 12 and in the SAI.

[Graphic]
     For information about the performance of other international stock funds managed by Brandes, see How the Portfolios are managed.



[Graphic]

     Risks and other things to consider
     Nations International Value Portfolio has the following risks:

      .Investment strategy risk - The team chooses stocks it believes are undervalued or out of favor with the expectation that these stocks will eventually rise in value. There is a risk that the value of these investments will not rise as high or as quickly as the team expects, or will fall.

      .Foreign investment risk - Because the Portfolio invests primarily in foreign securities, it can be affected by the risks of foreign investing. Foreign investments may be riskier than U.S. investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

      .Emerging markets risk - Securities issued by companies in developing or emerging market countries, like those in Eastern Europe, the Middle East, Asia or Africa, may be more sensitive to the risks of foreign investing. In particular, these countries may experience instability resulting from rapid social, political and economic development. Many of these countries are dependent on international trade, which makes them sensitive to world commodity prices and economic downturns in other countries. Some emerging countries have a higher risk of currency devaluations, and some countries may experience long periods of high inflation or rapid changes in inflation rates.

      .Stock market risk - The value of the stocks the Portfolio holds can be affected by changes in U.S. or foreign economies and financial markets, and the companies that issue the stocks, among other things. Stock prices can rise or fall over short as well as long periods. In general, stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

[Graphic]
     A look at the Portfolio's performance
     Because the Portfolio commenced its operations on July 3, 2000 and has been in operation for less than a full calendar year, no performance information has been included in this prospectus.

[Graphic]
     About the sub-adviser

     MacKay Shields LLC (MacKay Shields) is the Portfolio's sub-adviser. MacKay Shields' High Yield Portfolio Management Team makes the day-to-day investment decisions for the Portfolio.

     [Graphic]
      You'll find more about
      MacKay Shields on page 18.

[Graphic]
     High yield debt securities

     This Portfolio invests primarily in high yield debt securities, which are often referred to as "junk bonds." High yield debt securities offer the potential for higher income than other kinds of debt securities with similar maturities, but they also have higher credit risk.


Nations High Yield Bond Portfolio

[Graphic]
     Investment objective
     The Portfolio seeks maximum income by investing in a diversified portfolio of high yield debt securities.

[Graphic]

     Principal investment strategies
     The Portfolio normally invests at least 65% of its assets in domestic and foreign corporate high yield debt securities. These securities are not rated investment grade, but generally will be rated "Ba" or "B" by Moody's Investor Services, Inc. or "BB" or "B" by Standard & Poor's Corporation. The team may choose unrated securities if it believes they are of comparable quality at the time of investment. The Portfolio is not managed within any specific duration. Its duration will generally track the CSFB Global High Yield Index.

The Portfolio invests primarily in:

  .Domestic corporate high yield debt securities, including private placements

  .U.S. dollar-denominated foreign corporate high yield debt securities, including private placements

  .Zero-coupon bonds

  .U.S. government obligations

  .Equity securities (up to 25% of its assets), which may include convertible securities

The Portfolio also may invest in securities that aren't part of its principal investment strategies, but it won't hold more than 10% of its assets in any one type of these securities. These securities are described in the SAI.

When selecting investments for the Portfolio, the team:

  .focuses on individual security selection ("bottom-up" analysis)

  .uses fundamental credit analysis

  .emphasizes current income while attempting to minimize risk to principal

  .seeks to identify a catalyst for capital appreciation such as an operational or financial restructuring

  .tries to manage risk by diversifying the Portfolio's investments across securities of many different issuers

The team may sell a security when its market price rises above the target price the team has set, when it believes there has been a deterioration in an issuer's fundamentals, such as earnings, sales or management, or an issuer's credit quality, or to maintain portfolio diversification, and for other reasons.

     [Graphic]
      You'll find more about
      other risks of investing in this Portfolio starting on page 12 and in the SAI.


[Graphic]
     For information about performance of other high yield accounts managed by MacKay Shields, see How the Portfolios are managed.


[Graphic]

     Risks and other things to consider
     Nations High Yield Bond Portfolio has the following risks:

      .Investment strategy risk - There is a risk that the value of the investments that the team chooses will not rise as high as the team expects, or will fall.

      .Credit risk - The types of securities in which the Portfolio typically invests are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities typically pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities also can be subject to greater price volatility.

      .Changing distribution levels - The level of monthly income distributions paid by the Portfolio depends on the amount of income paid by the securities the Portfolio holds. It is not guaranteed and will change. Changes in the value of the securities, however, generally should not affect the amount of income they pay.

      .Interest rate risk - The prices of fixed income securities will tend to fall when interest rates rise. In general, fixed income securities with longer terms tend to fall more in value when interest rates rise than fixed income securities with shorter terms.

      .Liquidity risk - There is a risk that a security held by the Portfolio cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

      .Foreign investment risk - Foreign investments may be riskier than U.S.
       investments because of political and economic conditions, changes in currency exchange rates, foreign controls on investment, difficulties selling some securities and lack of or limited financial information. Significant levels of foreign taxes, including withholding taxes, may also apply to some foreign investments.

[Graphic]
     A look at the Portfolio's performance
     Because the Portfolio commenced its operations on July 3, 2000 and has been in operation for less than a full calendar year, no performance has been included in this prospectus.

[Graphic]
      Other important information

You'll find specific information about each Portfolio's principal investments, strategies and risks in the descriptions starting on page 5. The following are some other risks and information you should consider before you invest:

      .Nations Separate Account Trust has received exemptive relief from the SEC relating to the sale of shares to life insurance companies and qualified plans. Pursuant to the exemptive relief, the Portfolios may be made available for purchase through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as directly to qualified plans. Due to differences in tax treatment and other considerations, the interests of various contract owners participating in Nations Separate Account Trust and the interests of qualified plans investing in Nations Separate Account Trust may conflict. Nations Separate Account Trust currently does not foresee any disadvantages to shareholders arising from these potential conflicts of interest. Nevertheless, the Board of Trustees intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts.

      .Changing investment objectives and policies - The investment objective and certain investment policies of any Portfolio can be changed without shareholder approval. Other investment policies may be changed only with shareholder approval.

      .Changing to a feeder fund - Unlike traditional mutual funds, which invest in individual securities, a "feeder fund" invests all of its assets in another fund, called a "master portfolio." Other feeder funds generally also invest in a master portfolio. The master portfolio invests in individual securities and has the same investment objective, principal investment strategies and principal risks as the feeder funds. This structure can help reduce a feeder fund's expenses because its assets are combined with those of other feeder funds. If a master portfolio doesn't attract other feeder funds, however, a feeder fund's expenses could be higher than those of a traditional mutual fund.

       Each of the Portfolios may become a feeder fund if the Board of Trustees decides this would be in the best interests of shareholders. We don't require shareholder approval to make the change, but we'll notify you if it happens.

      .Holding other kinds of investments - The Portfolios may hold investments that aren't part of their principal investment strategies. Please refer to the SAI for more information. The portfolio managers or management team can also choose not to invest in specific securities described in this prospectus and in the SAI.

      .Investment in Nations Money Market Funds - To seek to achieve a return on uninvested cash or for other reasons, the Portfolios may invest up to 25% of their assets in Nations Money Market Funds. These investments are generally on a short-term basis. BA Advisors and its affiliates are entitled to receive fees from the Nations Money Market Funds for providing advisory and other services in addition to the fees which they are entitled to receive from the Portfolios for services provided directly. BA Advisors may waive fees which they are entitled to receive from either the Nations Money Market Funds or the Portfolios.

      .Foreign investment risk - Portfolios that invest in foreign securities may be affected by changes in currency exchange rates and the costs of converting currencies; foreign government controls on foreign investment, repatriation of capital, and currency and exchange; foreign taxes; inadequate supervision and regulation of some foreign markets; difficulty selling some investments which may increase volatility; different settlement practices or delayed settlements in some markets; difficulty getting complete or accurate information about foreign companies; less strict accounting, auditing and financial reporting standards than those in the U.S.; political, economic or social instability; and difficulty enforcing legal rights outside the U.S. If a Portfolio invests in emerging markets there may be other risks involved such as those of immature economies and less developed and more thinly traded securities markets.

      .Investing defensively - A Portfolio may temporarily hold investments that are not part of its investment objective or its principal investment strategies to try to protect it during a market or economic downturn or because of political or other conditions. A Portfolio may not achieve its investment objective while it is investing defensively.

      .Securities lending program - A Portfolio may lend portfolio securities to approved broker-dealers or other financial institutions on a fully collateralized basis in order to earn additional income for the Portfolio. There may be delays in receiving additional collateral after the loan is made or in recovering the securities loaned.

      .Bank of America and its affiliates - Bank of America and its affiliates provide services to some or all of the Portfolios, including investment advisory, investment sub-advisory, administration and brokerage services, and are paid for providing these services. Subject to approval of the Board of Trustees, Bank of America and its affiliates may in the future provide other services to the Portfolios and be compensated for them, including, without limitation, transfer agency and interfund lending services.

      .Portfolio turnover - A Portfolio that replaces -- or turns over -- more than 100% of its investments in a year is considered to trade frequently. Frequent trading can result in larger distributions of short-term capital gains to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading can also mean higher brokerage and other transaction costs, which could reduce the Portfolio's returns. The Portfolios generally buy securities for capital appreciation, investment income, or both, and don't engage in short-term trading. You'll find the portfolio turnover rates for each Portfolio in Financial highlights.

[Graphic]
     Banc of America Advisors, LLC

     One Bank of America Plaza
     Charlotte, North Carolina 28255


[Graphic]
      How the Portfolios are managed

Investment adviser
BA Advisors is the investment adviser to over 75 mutual fund portfolios in the Nations Funds family, including the Nations Separate Account Trust Portfolios. Nations Separate Account Trust is a series of mutual funds that provides underlying investment alternatives for certain variable annuity contracts and/or variable life insurance policies.

BA Advisors is a registered investment adviser. It's a wholly-owned subsidiary of Bank of America, which is owned by Bank of America Corporation.

Nations Separate Account Trust pays BA Advisors an annual fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of each Portfolio and is paid monthly. BA Advisors uses part of this money to pay investment sub-advisers for the services they provide to each Portfolio.

BA Advisors has agreed to waive fees and/or reimburse expenses for certain Portfolios until April 30, 2002. You'll find a discussion of any waiver and/or reimbursement in the Fee Table Summary section of the preceding prospectus. There is no assurance that BA Advisors will continue to waive and/or reimburse any fees and/or expenses after this date.

The following chart shows the maximum advisory fees BA Advisors can receive, along with the actual advisory fees it received during the Portfolios' last fiscal year, after waivers and/or reimbursements.

Annual investment advisory fee, as a % of average daily net assets

                                           Maximum  Actual fee
                                           advisory  paid last
                                             fee    fiscal year
Nations Marsico Focused Equities Portfolio  0.75%      0.74%
Nations International Value Portfolio       0.90%      0.00%
Nations High Yield Bond Portfolio           0.55%      0.03%

[Graphic]
     Marsico Capital
     Management, LLC

     1200 17th Street
     Suite 1300
     Denver, Colorado 80202


Investment sub-advisers
Nations Funds and BA Advisors engage one or more investment sub-advisers for each Portfolio to make day-to-day investment decisions for the Portfolio. BA Advisors retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Portfolios' needs and available sub-advisers' skills and abilities on an ongoing basis. Based on its evaluations, BA Advisors may at times recommend to the Board of Trustees that a
Portfolio:

  .change, add or terminate one or more sub-advisers;

  .continue to retain a sub-adviser even though the sub-adviser's ownership or corporate structure has changed; or

  .materially change a sub-advisory agreement with a sub-adviser.

Applicable law requires a Portfolio to obtain shareholder approval in order to act on most of these types of recommendations, even if the Board of Trustees has approved the proposed action and believes that the action is in shareholders' best interests. BA Advisors and the Portfolios have applied for relief from the SEC to permit the Portfolios to act on many of BA Advisor's recommendations with approval only by the Board and not by Portfolio shareholders. BA Advisors or a Portfolio would inform the Portfolio's shareholders of any actions taken in reliance on this relief. Until BA Advisors and the Portfolios obtain the relief, each Portfolio will continue to submit these matters to shareholders for their approval to the extent required by applicable law.

Marsico Capital Management, LLC
Marsico Capital is a full service investment advisory firm founded by Thomas F. Marsico in September 1997. It is a registered investment adviser and is a wholly-owned subsidiary of Bank of America. Marsico Capital currently has over $13 billion in assets under management.

Marsico Capital is the investment sub-adviser to Nations Marsico Focused Equities Portfolio.

Thomas F. Marsico, Chairman and Chief Executive Officer of Marsico Capital, is the portfolio manager responsible for making the day-to-day investment decisions for Nations Marsico Focused Equities Portfolio. Mr. Marsico was an executive vice president and portfolio manager at Janus Capital Corporation from 1988 until he formed Marsico Capital in September 1997. He has more than twenty years of experience as a securities analyst and portfolio manager.

     Marsico Capital
     Management, LLC




Performance of another domestic stock fund managed by Thomas Marsico
Nations Marsico Focused Equities Portfolio has been in operation since March 27, 1998. The tables below are designed to show you how a similar equity fund managed by Thomas Marsico performed in the past.

The Janus Twenty Fund has an investment objective, policies and strategies that are substantially similar to Nations Marsico Focused Equities Portfolio. Mr. Marsico managed the Janus Twenty Fund from January 31, 1988 through August 11, 1997. He had full discretionary authority for selecting investments for that fund, which had approximately $6 billion in net assets on August 11, 1997.

The table below shows the returns for the Janus Twenty Fund compared with the S&P 500 for the periods ending August 7, 1997. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

Average annual total returns as of August 7, 1997

                                              Janus Twenty
                                                Fund (%)   S&P 500 (%)
one year                                         48.21        46.41
three years                                      32.07        30.63
five years                                       20.02        20.98
during the period of Mr. Marsico's management
(January 31, 1988 to August 7, 1997)             23.38        18.20

This information is designed to show the historical track record of Mr. Marsico. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

[Graphic]
     Brandes Investment
     Partners, L.P.

     11988 El Camino Real
     Suite 500
     San Diego, California 92130


Brandes Investment Partners, L.P.
Founded in 1974, Brandes is an investment advisory firm with 56 investment professionals who manage more than $50 billion in assets. Brandes uses a value-oriented approach to managing international investments, seeking to build wealth by buying high quality, undervalued stocks.

Brandes is the investment sub-adviser to Nations International Value Portfolio. Brandes' Large Cap Investment Committee is responsible for making the day-to-day investment decisions for the Portfolio.

Performance of other international stock funds and accounts managed by Brandes Nations International Value Portfolio commenced its operation on July 3, 2000. The table below is designed to show you how a similar composite of international equity accounts managed by Brandes performed over various periods in the past.

The fund and the accounts comprising the Brandes composite's investment objective, policies and strategies are substantially similar to Nations International Value Portfolio.

The table below shows the returns for the Brandes composite compared with the MSCI EAFE Index for the periods ending December 31, 2000. The returns reflect deductions of fees and expenses, and assume all dividends and distributions have been reinvested.

Average annual total returns as of December 31, 2000

                             Brandes    MSCI EAFE
                          Composite (%) Index (%)
one year                     2.80%      (14.17)%
three years                  22.03%      9.35%
five years                   20.47%      7.13%
since inception (6/30/90)    18.21%      6.42%

[Graphic]
     MacKay Shields LLC

     9 West 57th Street
     New York, New York 10019


Average annual total returns as of December 31

        Brandes    MSCI EAFE
     Composite (%) Index (%)
2000     2.80%     (14.17)%
1999    53.42%      29.96%
1998    15.03%      20.33%
1997    20.00%      1.78%
1996    16.34%      6.05%
1995    13.75%      11.21%
1994    (2.98)%     7.78%
1993    40.86%      32.56%
1992     6.28%     (12.17)%
1991    40.17%      12.13%

This information is designed to demonstrate the historical track record of Brandes. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's expenses.

The Brandes composite includes Brandes International Equity Fund (since 1995) and international equity accounts managed by Brandes. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns could have been lower if the composite had been subject to these expenses and regulations. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of Brandes.

MacKay Shields LLC
Founded in 1938, MacKay Shields is an independently-managed, wholly-owned subsidiary of New York Life Insurance Company. The firm's 63 investment professionals manage more than $30 billion in assets, including over $6 billion in high yield assets.

MacKay Shields' High Yield Portfolio Management Team is responsible for making the day-to-day decisions for Nations High Yield Bond Portfolio.

Prior Performance of other high yield accounts managed by MacKay Shields Nations High Yield Bond Portfolio commenced its operations on July 3, 2000. The table below is designed to show you how a similar composite of high yield accounts managed by MacKay Shields performed over various time periods in the past.

The accounts comprising the MacKay Shields composite's investment objective, policies and strategies are substantially similar to those of Nations High Yield Bond Portfolio.

The table below shows the returns for the MacKay Shields composite compared with the CSFB Global High Yield Index for the periods ending December 31, 2000. The returns reflect deduction of fees and expenses, and assume all dividends and distributions have been reinvested.

Average annual total returns as of December 31, 2000

                                                      CSFB Global
                                       MacKay Shields High Yield
                                       Composite (%)   Index (%)
              one year                     (3.9)%       (5.2)%
              three years                   3.7%        (0.5)%
              five years                    9.1%         4.5%
              since inception (7/1/91)     13.4%         9.0%

Annual total returns as of December 31

                                                    CSFB Global
                                     MacKay Shields High Yield
                                     Composite (%)   Index (%)
                 2000                    (3.9)%       (5.2)%
                 1999                    10.7%         3.3%
                 1998                     5.0%         0.6%
                 1997                    15.9%        12.6%
                 1996                    19.6%        12.4%
                 1995                    21.2%        17.4%
                 1994                     2.6%        (1.0)%
                 1993                    23.1%        18.9%
                 1992                    23.4%        16.7%
                 1991 (since 7/1/91)     12.8%        12.9%

This information is designed to demonstrate the historical track record of MacKay Shields. It does not indicate how the Portfolio has performed or will perform in the future.

Performance will vary based on many factors, including market conditions, the composition of the Portfolio's holdings and the Portfolio's fees and expenses.

The MacKay Shields composite includes all high yield accounts managed by MacKay Shields. The accounts don't pay the same expenses that mutual funds pay and aren't subject to the diversification rules, tax restrictions and investment limits under the 1940 Act or Subchapter M of the Internal Revenue Code. Returns would have been lower if the composite had been subject to these expenses and regulations and reflected a deduction for investment advisory fees. Performance is expressed in U.S. dollars. The aggregate returns of the accounts in the composite may not reflect the returns of any particular account of MacKay Shields. For further information regarding the composite performance, please see the SAI.

[Graphic]
     Stephens Inc.

     111 Center Street
     Little Rock, Arkansas 72201

[Graphic]
     PFPC Inc.

     400 Bellevue Parkway
     Wilmington, Delaware 19809


Other service providers
The Portfolios are distributed and co-administered by Stephens Inc. ("Stephens"), a registered broker/dealer. Stephens may pay commissions, distribution (12b-1) and shareholder servicing fees, and/or other compensation to companies for selling shares and providing services to investors.

BA Advisors is also co-administrator of the Portfolios, and assists in overseeing the administrative operations of the Portfolios. The Portfolios pay BA Advisors and Stephens a combined fee for their services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the average daily net assets of the Portfolios and is paid monthly, as follows:


Stock and Corporate Bond Portfolios 0.23%
International Stock Portfolio       0.22%

PFPC Inc. ("PFPC") is the transfer agent for the Portfolios' shares. Its responsibilities include processing purchases, sales and exchanges, calculating and paying distributions, keeping shareholder records, preparing account statements and providing customer service.

About your investment

--------------------------------------------------------------------------------

[Graphic]
     We've used the term, investment professional, to refer to the person who has assisted you with buying the Portfolios. Selling agent or servicing agent (sometimes referred to as a selling agent) means the company that employs your investment professional. Selling agents include banks, brokerage firms, mutual fund dealers, participating life insurance companies, and other financial institutions, including affiliates of Bank of America.

     When you sell shares of a mutual fund, the fund is effectively "buying" them back from you. This is called a redemption.

[Graphic]
     A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at the close of regular trading on the NYSE, usually at 4:00 p.m. Eastern time. If the NYSE closes early, the business day ends as of the time the NYSE closes.

     The NYSE is closed on weekends and on the following national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


[Graphic]
      Buying, selling and transferring shares


Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts and/or variable life insurance policies. Please refer to the prospectus that describes your annuity contract and/or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

How shares are priced
All transactions are based on the price of a Portfolio's shares -- or its net asset value. We calculate net asset value per share for each Portfolio at the end of each business day. First, we calculate the net asset value for each Portfolio by determining the value of the Portfolio's assets and then subtracting its liabilities. Next, we divide this amount by the number of shares that investors are holding in the Portfolio.

Valuing securities in a Portfolio
The value of a Portfolio's assets is based on the total market value of all of the securities it holds. The prices reported on stock exchanges and securities markets around the world are usually used to value securities in a Portfolio. If prices aren't readily available, or the value of a security has been materially affected by events occurring after a foreign exchange closes, we'll base the price of a security on its fair market value. When a Portfolio uses fair value to price securities it may value those securities higher or lower than another portfolio that uses market quotations to price the same securities. We use the amortized cost method, which approximates market value, to value short-term investments maturing in 60 days or less. International markets may be open on days when U.S. markets are closed. The value of foreign securities owned by a portfolio could change on days when Portfolio shares may not be bought or sold.

[Graphic]
     The financial institution or intermediary that buys shares for you is also sometimes referred to as a selling agent.

     The distribution fee is often referred to as a "12b-1" fee because it's paid through a plan approved under Rule 12b-1 under the 1940 Act.

     Your selling agent may charge other fees related to services provided.


                                    [Graphic]

                                    % Icon

      How selling and servicing agents are paid

Selling and servicing agents usually receive compensation based on your investment in the Portfolios. Selling agents typically pay a portion of the compensation they receive to their investment professionals.

Distribution (12b-1) and shareholder servicing fees
Stephens and selling and servicing agents may be compensated for selling shares and providing services to investors under a combined distribution and shareholder servicing plan.

Stephens and selling and servicing agents may receive a maximum combined annual distribution (12b-1) and shareholder servicing fee of 0.25% for selling shares and providing services to holders of variable annuity contracts and/or variable life insurance policies with whom the selling and servicing agents have a relationship.

Fees are calculated daily and paid monthly. Because these fees are paid out of the Portfolios' assets on an ongoing basis they will increase the cost of your investment over time, and may cost you more than any sales charges you may pay.

The Portfolios pay these fees to Stephens and to eligible selling and servicing agents for as long as the plan continues. We may reduce or discontinue payments at any time.

Other compensation
Selling and servicing agents may also receive:

  .a bonus, incentive or other compensation relating to the sale, promotion and marketing of the Portfolios

  .additional amounts on all sales of shares:

   .up to 1.00% of the offering price per share

  .non-cash compensation like trips to sales seminars, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise

This compensation, which is not paid by the Portfolios, is discretionary and may be available only to selected selling and servicing agents. For example, Stephens sometimes sponsors promotions involving Banc of America Investment Services, Inc., an affiliate of BA Advisors, and certain other selling or servicing agents. Selected selling or servicing agents also may receive compensation for opening or servicing a minimum number of accounts.

BA Advisors and Stephens may pay amounts from their own assets to selling or servicing agents of the Portfolios for services they provide.

[Graphic]

     This information is a summary of how federal income taxes may affect your investment in the Portfolios. It is not intended as a substitute for careful tax planning. You should consult with your own tax advisor about your situation, including any foreign, state and local taxes that may apply.

     [Graphic]
      For more information about
      taxes, please see the SAI.


[Graphic]
      Distributions and taxes

About distributions
A mutual fund can make money two ways:

  .It can earn income. Examples are interest paid on bonds and dividends paid on common stocks.

  .A portfolio can also have capital gain if the value of its investments increases. If a portfolio sells an investment at a gain, the gain is realized. If a portfolio continues to hold the investment, any gain is unrealized.

A mutual fund is not subject to federal income tax as long as it distributes its net investment income and realized capital gains to its shareholders. The Portfolios intend to pay out a sufficient amount of their income and capital gain to their shareholders so the portfolios won't have to pay any federal income tax. When a Portfolio makes this kind of a payment, it's split equally among all shares, and is called a distribution.

The Portfolios distribute dividends from net investment income once a year. They may also distribute any net realized capital gains, including short-term capital gains, at least once a year.

A distribution you receive is paid based on the number of shares you hold on the record date, which is usually the day before the distribution is declared. Shares are eligible to receive distributions from the trade date of the purchase up to and including the day before the shares are sold.

Each time a distribution is made, the net asset value per share of the Portfolio is reduced by the amount of the distribution. We'll automatically reinvest distributions in additional shares of the same Portfolio.

How taxes affect your investment
Shares of each Portfolio are only offered to you through a variable annuity contract and/or variable insurance policy of a participating insurance company. As discussed in the prospectus for your variable annuity contract or variable insurance policy, your contract or policy may qualify for favorable tax treatment.

As long as your variable annuity contract or variable insurance policy maintains favorable tax treatment, you will only be taxed on your investment in a Portfolio through such contract or policy, regardless of the transfer of Portfolio shares or the Portfolio's distributions of net investment income and realized capital gains. In order to qualify for such treatment, among other things, the "separate accounts" of participating insurance companies, which maintain and invest net proceeds from the variable annuity contracts and variable insurance policies, must be "adequately diversified." Each Portfolio intends to operate in such a manner so that a separate account investing in Portfolio shares on behalf of a holder of a variable annuity contract or variable insurance policy will be "adequately diversified."

[Graphic]
      Financial highlights

The financial highlights table is designed to help you understand how the Portfolios have performed for the past five years or, if shorter, the period of the Portfolio's operations. Certain information reflects financial results for a single Portfolio share. The total investment return line indicates how much an investment in the Portfolio would have earned, assuming all dividends and distributions had been reinvested.

This financial information has been audited by PricewaterhouseCoopers LLP. The independent accountants' report and Nations Separate Account Trust's financial statements are incorporated by reference into the SAI. Please see the back cover to find out how you can get a copy.

                                 For a Share outstanding throughout each period

                                                 Focused     Focused     Focused    International  High Yield
                                                 Equities    Equities    Equities       Value         Bond
                                                Portfolio   Portfolio   Portfolio     Portfolio    Portfolio
                                                Year ended  Year ended Period ended Period ended  Period ended
                                                12/31/00#   12/31/99#   12/31/98*    12/31/00**    12/31/00**
Net asset value, beginning of period              $19.71      $13.00     $10.00        $10.00       $10.00
Income from investment operations:
Net investment income/(loss)                       0.01       (0.03)      0.02          0.04         0.50
Net realized and unrealized gain/(loss) on
 investments                                      (3.09)       6.90       3.00         (0.57)       (1.03)
Net increase/(decrease) in net asset value from
 operations                                       (3.08)       6.87       3.02         (0.53)       (0.53)
Less distributions:
Dividends from net investment income              (0.01)        --      (0.02)##       (0.04)       (0.50)
Dividends in excess of net investment income     (0.00)***      --         --            --         (0.01)
Dividends from net realized capital gains         (0.31)      (0.16)       --            --           --
Total dividends and distributions                (0.32)##     (0.16)    (0.02)##       (0.04)       (0.51)
Net asset value, end of period                    $16.31      $19.71     $13.00         $9.43        $8.96
Total return++                                   (15.82)%     53.28%     30.16%        (5.35)%      (5.34)%
====================================================================== ============ ============= ============
Ratio to average net assets/supplemental data:
Net assets, end of period (in 000's)             $148,714    $113,115    $24,521       $2,122       $9,843
Ratio of operating expenses to average net
 assets                                         1.10%(a)(b)  1.10%(a)   1.10%+(a)      1.25%+       1.00%+
Ratio of net investment income to average net
 assets                                            0.06%     (0.17)%     0.33%+        1.32%+       10.68%+
Portfolio turnover rate                            141%        134%       236%           2%           74%
Ratio of operating expenses to average net
 assets without waivers and/or expense
 reimbursements                                  1.36%(a)    1.38%(a)   1.94%+(a)      7.59%+       1.78%+

                                 * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.
                                 ** Portfolio commenced operations on July 7,
                                 2000.
                                 ***Amount represents less than $0.01 per share.
                                 + Annualized.
                                 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
                                 # Per share net investment income has been calculated using the monthly average shares method.
                                 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.
                                 (a) The effect of the custodial expense offset on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
                                 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

[Graphic]
        Terms used in this prospectus

Asset-backed security - a debt security that gives you an interest in a pool of assets that is collateralized or "backed" by one or more kinds of assets, including real property, receivables or mortgages, generally issued by banks, credit card companies or other lenders. Some securities may be issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities. Asset-backed securities typically make periodic payments, which may be interest or a combination of interest and a portion of the principal of the underlying assets.

Capital gain or loss - the difference between the purchase price of a security and its selling price. You realize a capital gain when you sell a security for more than you paid for it. You realize a capital loss when you sell a security for less than you paid for it.

Cash equivalents - short-term, interest-bearing instruments, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, bank obligations, asset-backed securities, foreign government securities and commercial paper issued by U.S. and foreign issuers which, at the time of investment, is rated at least Prime-2 by Moody's Investor Services, Inc. (Moody's), A-2 by S&P, or F-1 by Fitch IBCA (Fitch).

Common stock - a security that represents part equity ownership in a company. Common stock typically allows you to vote at shareholder meetings and to share in the company's profits by receiving dividends.

Convertible debt - a debt security that can be exchanged for common stock (or another type of security) on a specified basis and date.

Convertible security - a security that can be exchanged for common stock (or another type of security) at a specified rate. Convertible securities include convertible debt, rights and warrants.

CSFB Global High Yield Index - the Credit Suisse First Boston Global High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Depositary receipts - evidence of the deposit of a security with a custodian bank. American Depositary Receipts (ADRs), for example, are certificates traded in U.S. markets representing an interest of a foreign company. They were created to make it possible for foreign issuers to meet U.S. security registration requirements. Other examples include ADSs, GDRs and EDRs.

Duration - a security's or portfolio's sensitivity to changes in interest rates. For example, if interest rates rise by one percentage point, the share price of a portfolio with a duration of five years would decline by about 5%. If interest rates fall by one percentage point, the portfolio's share price would rise by about 5%.

Equity security - an investment that gives you an equity ownership right in a company. Equity securities (or "equities") include common and preferred stock, rights and warrants.

Fixed income security - an intermediate to long-term debt security that matures in more than one year.

Foreign security - a debt or equity security issued by a foreign company or government.

Fundamental analysis - a method of securities analysis that tries to evaluate the intrinsic, or "true," value of a particular stock. It includes a study of the overall economy, industry conditions and the financial condition and management of a company.

High-yield debt security - debt securities that, at the time of investment by the sub-adviser, are rated "BB" or below by S&P or "Ba" or below by Moody's, or that are unrated and determined to be of comparable quality.

Investment grade - a debt security that has been given a medium to high credit rating (Baa or higher by Moody's, BBB or higher by S&P or a comparable rating by other nationally recognized statistical rating organization NRSROs) based on the issuer's ability to pay interest and repay principal on time. The portfolio management team may consider an unrated debt security to be investment grade if the team believes it is of comparable quality. Please see the SAI for more information about credit ratings.

Lehman Aggregate Bond Index - an index made up of the Lehman
Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Liquidity - a measurement of how easily a security can be bought or sold at a price that is close to its market value.

Money market instrument - a short-term debt security that is considered to mature in 13 months or less. Money market instruments include U.S. Treasury obligations, U.S. government obligations, certificates of deposit, bankers' acceptances, commercial paper, repurchase agreements and certain municipal securities.

Mortgage-backed security or Mortgage-related security - a debt security that gives you an interest in, and is backed by, a pool of residential mortgages issued by the U.S. government or by financial institutions. The underlying mortgages may be guaranteed by the U.S. government or one of its agencies, authorities or instrumentalities. Mortgage-backed securities typically make monthly payments, which are a combination of interest and a portion of the principal of the underlying mortgages.

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MSCI EAFE Index - Morgan Stanley Capital International Europe, Australasia and
Far East Index is an unmanaged capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

Non-diversified - a portfolio that holds securities of fewer issuers than other kinds of portfolios. Non-diversified portfolios tend to have greater price swings than more diversified portfolios because events affecting one or more of its securities may have a disproportionately large effect on the portfolio.

Preferred stock - a type of equity security that gives you a limited ownership right in a company, with certain preferences or priority over common stock. Preferred stock generally pays a fixed annual dividend. If the company goes bankrupt, preferred shareholders generally receive their share of the company's remaining assets before common shareholders and after bondholders and other creditors. Ownership of preferred stock typically does not come with certain voting rights that come with common stock.

Price-to-earnings ratio (P/E ratio) - the current price of a share divided by its actual or estimated earnings per share. The P/E ratio is one measure of the value of a company.

Private placement - a private placement is the sale of stocks, bonds or other investments directly to a qualified investor without having to register the offering with the U.S. Securities and Exchange Commission or other comparable foreign regulatory authorities. Qualified investors are typically large institutional investors rather than individuals. Securities acquired through private placements generally have limitations on resale.

Quantitative analysis - an analysis of financial information about a company or security to identify securities that have the potential for growth or are otherwise suitable for a portfolio to buy.

Right - a temporary privilege allowing investors who already own a common stock to buy additional shares directly from the company at a specified price or formula.

Russell 1000 Index - an unmanaged index comprised of the 1000 largest stocks in the Russell 3000 Index. The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index is a listing of 3000 corporations by the Frank Russell Company that is intended to be representative of the U.S. economy. The Russell 1000 is considered a "large cap" index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Russell 1000 Growth Index - an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with high price-to-book ratios and forecasted growth relative to the Russell 1000 index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

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Russell 2000 Index - an unmanaged index of 2,000 of the smallest stocks representing 11% of the U.S. equity market. The index is weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions and other expenses of investing.

S&P 500/1 /- Standard & Poor's 500 Composite Stock Price Index, an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions and other expenses of investing.

S&P MidCap 400/1/ - an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry representation. The index is weighted by market value. It is not available for investment and does not reflect fees, brokerage commissions and other expenses of investing.

S&P SmallCap 600/1 /- Standard & Poor's SmallCap 600 Index, an unmanaged index of 600 common stocks, weighted by market capitalization. It is not available for investment and does not reflect fees, brokerage commissions and other expenses of investing.

S&P SuperComposite 1500/1 /- an index created by Standard & Poors combining the companies represented in three other indices -- the S&P 500, MidCap 400 and SmallCap 600. The index represents 87% of the total capitalization of U.S. equity markets. It is not available for investment and does not reflect fees, brokerage commissions and other expenses of investing.

S&P/BARRA Value Index/1 /- an unmanaged index of a subset of stocks from the S&P 500 that have low price-to-book ratios relative to the S&P 500 as a whole. It is not available for investment and does not reflect fees, brokerage commissions and other expenses of investing.

Senior security - a debt security that allows holders to receive their share of a company's remaining assets in a bankruptcy before other bondholders, creditors, and common and preferred shareholders.

Trade date - the effective date of a purchase, sale or exchange transaction, or other instructions sent to us. The trade date is determined by the day and time we receive the order or instructions in a form that's acceptable to us.

U.S. government obligations - a wide range of debt securities issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

Warrant - a certificate that gives you the right to buy common shares at a specified price within a specified period of time.

Zero-coupon bond - a bond that makes no periodic interest payments. Zero coupon bonds are sold at a deep discount to their face value and mature at face value. The difference between the face value at maturity and the purchase price represents the return.

/1/ S&P and BARRA have not reviewed any stock included in the S&P 400, S&P 500, S&P 600, S&P SuperComposite 1500 or S&P/BARRA Value Index for its investment merit. S&P and BARRA determine and calculate their indices independently of the Portfolios and are not a sponsor or affiliate of the Portfolios. S&P and BARRA give no information and make no statements about the suitability of investing in the Portfolios or the ability of their indices to track stock market performance. S&P and BARRA make no guarantees about the indices, any data included in them and the suitability of the indices or their data for any purpose. "Standard and Poor's," "S&P 400," "S&P 500," "S&P 600" and "S&P SuperComposite 1500" are trademarks of The McGraw-Hill Companies, Inc.

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[Graphic]
     Nations Separate Account Trust

     Nations Separate Account Trust Portfolios are available only to owners of variable annuity contracts or variable life insurance policies issued by leading life insurance companies.

     Please refer to the prospectus that describes your annuity contract or life insurance policy for information about how to buy, sell and transfer your investment among shares of the Portfolios.

     SEC file number:
     Nations Separate Account Trust, 811-04305


[Graphic]
      Where to find more information

You'll find more information about Nations Separate Account Trust Portfolios in the following documents:

     Annual and semi-annual reports
     The annual and semi-annual reports contain information about portfolio investments and performance, the financial statements and the independent accountants' reports. The annual report also includes a discussion about the market conditions and investment strategies that had a significant effect on each Portfolio's performance during the period covered.

[Graphic]
     Statement of Additional Information
     The SAI contains additional information about the Portfolios and their policies. The SAI is legally part of this prospectus (it's incorporated by reference). A copy has been filed with the SEC.

     You can obtain a free copy of these documents, request other information about the Portfolios and make shareholder inquiries by contacting Nations Separate Account Trust:

     By telephone: 1.800.321.7854

     By mail:
     Nations Separate Account Trust
     c/o Stephens Inc.
     One Bank of America Plaza
     33rd Floor
     Charlotte, NC 28255

     On the Internet: www.nations-funds.com

     Information about the Portfolios can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

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